UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2940 Riverby Road, Suite 400

Houston, Texas 77020

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange
Common stock, $0.01 par value per share	ORN	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on March 17, 2026 (the “Original Form 8-K”) is being filed to correct a heading item number and associated Edgar tagging with the Item 5.02 disclosure therein. No other changes to the Original Form 8-K are being made.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2026, each of Thomas N. Amonett and Peggy M. Foran informed the Board of Directors (the “Board”) of Orion Group Holdings, Inc. (“Orion”) that they would retire from the Board and all committee positions effective upon the closing of Orion’s 2026 Annual Meeting of Stockholders scheduled to be held on May 19, 2026. Mr. Amonett’s and Ms. Foran’s retirements do not arise from any disagreement with Orion on any matters relating to Orion’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

On March 17, 2026, Orion issued a press release regarding Mr. Amonett’s and Ms. Foran’s retirements. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated March 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: March 19, 2026	By:	/s/ Travis J. Boone
President and Chief Executive Officer